                                                                      EXHIBIT 99

                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE

In re:                                  Case No.:    399-02649 THROUGH 399-02680
      SERVICE MERCHANDISE COMPANY, INC.
                                        Judge:       PAINE

                                        Chapter 11

Debtor(s)

   MONTHLY OPERATING REPORT FOR PERIOD ENDING             February 25, 2001

           COMES NOW,           SERVICE MERCHANDISE COMPANY, INC.

         Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing January 29, 2001 and ending February 25, 2001 as shown by the report and exhibits consisting of 15 pages and containing the following as indicated:

                     X   Monthly Reporting Questionnaire (Attachment 1)
                   ------

                     X    Comparative Balance Sheets (Forms OPR-1 & OPR-2)
                   ------

                     N/A   Summary of Accounts Receivable (Form OPR-3)
                   ------

                     X    Schedule of Postpetition Liabilities (Form OPR-4)
                   ------

                     X    Statement of Income (Loss) (Form OPR-5)
                   ------


                  I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.

          Date:    3/16/01        DEBTOR-IN-POSSESSION

                                  By:  /s/ Kenneth A. Conway

                                  Name and Title: KENNETH A. CONWAY,
                                                  VICE PRESIDENT AND CONTROLLER

                                  Address:   7100 SERVICE MERCHANDISE DRIVE
                                             BRENTWOOD, TENNESSEE 37027

                                  Telephone No:   (615) 660-3340

         Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 29, 2001 THROUGH FEBRUARY 25, 2001


1. Payroll

                                                                                        WAGES                      TAXES

    OFFICERS                               TITLE                                 GROSS          NET           DUE          PAID
-----------------------------------------------------------------------------------------------------------------------------------
S. CUSANO              CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND     $ 50,188.10   $ 29,123.92   $  4,203.55   $ 13,480.37
                       PRESIDENT
C. STEVEN MOORE        SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,   $ 93,377.87   $ 58,278.69   $  2,007.68   $ 27,241.24
                       GENERAL COUNSEL AND SECRETARY
MICHAEL E. HOGREFE     SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER      $117,307.75   $ 77,497.18   $  1,791.92   $ 38,018.65
ROBERT J. PINDRED      VICE PRESIDENT AND TREASURER                           $ 33,686.46   $ 21,071.22   $    730.73   $  9,681.46

JOE M. ELLIOTT         VICE PRESIDENT, PROPERTY ADMINISTRATION                $ 33,150.78   $ 20,009.95   $    816.10   $  9,625.64

KARREN M. PRASIFKA     ASSISTANT GENERAL COUNSEL VICE PRESIDENT               $ 41,415.10   $ 26,261.00   $  1,390.30   $ 13,642.27

KENNETH A. CONWAY      VICE PRESIDENT AND CONTROLLER                          $ 36,349.05   $ 22,779.86   $    776.26   $ 10,433.77

ERIC A. KOVATS         SENIOR VICE PRESIDENT, STORES                          $ 67,729.70   $ 41,786.44   $  1,426.68   $ 20,538.18

JERRY E. FOREMAN       SENIOR VICE PRESIDENT, MERCHANDISING                   $ 82,736.43   $ 51,172.16   $  1,856.82   $ 24,465.94

The following officers received an incentive bonus included in the amounts above.

C. STEVEN MOORE                                                               $ 65,625.01
ROBERT J. PINDRED                                                             $ 22,125.03
JOE M. ELLIOTT                                                                $ 21,502.65
KARREN M. PRASIFKA                                                            $ 26,750.05
KENNETH A. CONWAY                                                             $ 24,000.05
ERIC A. KOVATS                                                                $ 45,729.24
JERRY E. FOREMAN                                                              $ 56,875.00

The following associate received a signing bonus included in the amounts above.

MICHAEL E. HOGREFE                                                            $ 100,000.00

The following former officers were entitled to bonuses, paid during the time period, which are not included in the above amounts.

CHARLES K. SEPTER                                                             $ 150,000.06
ROSE C. SEPTER                                                                $  82,151.15

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 29, 2001 THROUGH FEBRUARY 25, 2001



2.  INSURANCE

                                                                               COVERAGE           POLICY           EXPIRATION
TYPE                                 NAME OF CARRIER                            AMOUNT            NUMBER              DATE
------------------------------------------------------------------------------------------------------------------------------
Property                             Fireman's Fund Insurance Co             $ 5 Million       01MXI97600751         12/31/01
                                     Royal Indemnity Co.                     $ 5 Million         RHD317182           12/31/01
                                     Westchester Fire                        $15 Million        IXA394430-0          12/31/01
                                     Allianz Insurance Co                    $12 Million         CLP1036568          12/31/01
                                     TIG Insurance Co                        $13 Million        XPT38844629          12/31/01
                                     Westchester Fire                        $20 Million        IXA394429-0          12/31/01
                                     Allianz Insurance Co                    $30 Million         CLP1036568          12/31/01
                                     Allianz Insurance Co                    $25 Million         CLP1036568          12/31/01
Boiler & Machinery                   Hartford Steam Boiler                   $10 Million          4914359            12/31/01
Transit                              Fireman's Fund Insurance Co             $1 Million          CCIMG72820          12/31/01
Ocean Cargo                          Fireman's Fund Insurance Co             $10 Million          CR37211            12/31/01
General Liability                    Ace American Ins Co                     $ 5 Million        XSLG20577009         12/31/01
Workers' Compensation                Pacific Employers Ins Co                Statutory          WLRC43024516         12/31/01
WC Excess                            Ace American Ins Co                     Statutory           XWC014026           12/31/01
WC Contractual Indemnity             Illinois Union Insurance Co             Statutory          CTPG20577344         12/31/01
Auto                                 Pacific Employers Ins Co                $1 Million         ISAH07968358         12/31/01
Umbrella                             Ohio Casualty Group                     $50 Million        BXO52805120          12/31/01
Excess Liability                     Zurich American of Illinois             $50 Million        AEC287610703         12/31/01
International                        Ace American Ins Co                     $1 Million          PHF051491           12/31/01
Punitive Damages                     Magna Carta Ins. Ltd.                   $50 Million         MCPD201058          12/31/01
Punitive Damages - Excess            Zurich Ins. Co Bermuda Branch           $50 Million        ZICBB-091 PD         12/31/01
Directors & Officers                 Continental Insurance Co                $10 Million         300714943           03/01/02
                                     Federal Insurance Co                    $10 Million         81278902-A          03/01/02
                                     Royal Insurance Co                      $10 Million         PSF000009           03/01/02
                                     Greenwich Ins. Co.                      $10 Million        ELU82217-01          03/01/02
                                     Zurich-American Ins. Co.                $10 Million       DOC3746468-00         03/01/02
                                     Kemper Insurance Co                     $10 Million        3DY00200100          03/01/02
Crime                                National Union Fire Ins Co              $10 Million          8726439            03/01/02
Fiduciary                            National Union Fire Ins Co              $10 Million          8726812            03/01/02
Employment Practices Liability       Chubb Insurance Co                      $ 5 Million         81278901A           03/01/02
                                     National Union Fire Ins Co              $ 5 Million          8727499            03/01/02
                                     Royal Insurance Co                      $10 Million         PSF000010           03/01/02
Special Crime                        Reliance Insurance Co                   $25 Million         NFK1951937          05/01/02

                                                                                     PREMIUM       DATE COVERAGE
TYPE                                 NAME OF CARRIER                                  AMOUNT       PAID THROUGH
----------------------------------------------------------------------------------------------------------------

Property                             Fireman's Fund Insurance Co                     $685,000        12/31/01
                                     Royal Indemnity Co.                             $ 90,250        12/31/01
                                     Westchester Fire                                $ 64,125        12/31/01
                                     Allianz Insurance Co                            $ 26,583        12/31/01
                                     TIG Insurance Co                                $ 28,730        12/31/01
                                     Westchester Fire                                $ 13,500        12/31/01
                                     Allianz Insurance Co                            $ 20,250        12/31/01
                                     Allianz Insurance Co                            $  8,500        12/31/01
Boiler & Machinery                   Hartford Steam Boiler                           $  9,934        12/31/01
Transit                              Fireman's Fund Insurance Co                     $ 10,000        12/31/01
Ocean Cargo                          Fireman's Fund Insurance Co                     $ 40,000        12/31/01
General Liability                    Ace American Ins Co                             $212,279        12/31/01
Workers' Compensation                Pacific Employers Ins Co                        $136,566        12/31/01
WC Excess                            Ace American Ins Co                             $ 12,108        12/31/01
WC Contractual Indemnity             Illinois Union Insurance Co                     $ 20,500        12/31/01
Auto                                 Pacific Employers Ins Co                        $ 33,518        12/31/01
Umbrella                             Ohio Casualty Group                             $ 88,250        12/31/01
Excess Liability                     Zurich American of Illinois                     $ 30,000        12/31/01
International                        Ace American Ins Co                             $  2,500        12/31/01
Punitive Damages                     Magna Carta Ins. Ltd.                           $ 40,000        12/31/01
Punitive Damages - Excess            Zurich Ins. Co Bermuda Branch                   $  5,000        12/31/01
Directors & Officers                 Continental Insurance Co                        $200,000        03/01/02
                                     Federal Insurance Co                            $190,000        03/01/02
                                     Royal Insurance Co                              $175,000        03/01/02
                                     Greenwich Ins. Co.                              $198,949        03/01/02
                                     Zurich-American Ins. Co.                        $146,704        03/01/02
                                     Kemper Insurance Co                             $ 99,110        03/01/02
Crime                                National Union Fire Ins Co                      $ 53,833        03/01/02
Fiduciary                            National Union Fire Ins Co                      $ 25,839        03/01/02
Employment Practices Liability       Chubb Insurance Co                              $100,000        03/01/02
                                     National Union Fire Ins Co                      $ 70,000        03/01/02
                                     Royal Insurance Co                              $ 85,000        03/01/02
Special Crime                        Reliance Insurance Co                           $ 13,458        05/01/02

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 29, 2001 THROUGH FEBRUARY 25, 2001

3.  BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
------------------------------
HOME OFFICE                                                                     $      6,450
RETAIL SAFE FUNDS                                                                  1,785,292

CORPORATE ACCOUNTS                                                                 4,178,622
------------------

STORE DEPOSITORY ACCOUNTS
-------------------------
FIRST TENNESSEE                                                                      986,669
KEY NATIONAL BANK                                                                  1,062,935
BANK OF BOSTON                                                                       247,113
BANK OF BOSTON CONNECTICUT                                                           109,726
FIRST UNION                                                                        1,922,586
BANK ONE LOUISIANA                                                                   968,620
ABN - AMRO BANK                                                                      593,483
COMERICA BANK                                                                        168,838
AM SOUTH                                                                           1,330,132
BANK OF AMERICA                                                                      318,920
BANK OF OKLAHOMA                                                                     380,583
CHASE BANK OF TEXAS                                                                  893,455
SINGLE STORE DEPOSITORY ACCOUNTS                                                   1,052,990
WELLS FARGO BANK                                                                     243,579
BANK ONE, IN                                                                         406,755
PNC BANK                                                                           1,875,009
OAK BROOK BANK                                                                     2,221,396

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)                 6,994,826
-----------------------------------------------------------------


OTHER DEPOSITORY ACCOUNTS
-------------------------
SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC.                                       51,741
OTHER CASH ACCOUNTS                                                                  127,671
                                                                                ------------

TOTAL CASH PER GENERAL LEDGER                                                   $ 27,927,392
                                                                                ============

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 29, 2001 THROUGH FEBRUARY 25, 2001

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)


                                                           ACTUAL       ACTUAL      ACTUAL        ACTUAL        TOTAL

                                                  Monday  01/29/01     02/05/01    02/12/01      02/19/01     01/29/01
                                                  Sunday  02/04/01     02/11/01    02/18/01      02/25/01     02/25/01
                                                         ---------    ----------   --------      --------    ---------

  Receipts:
    Sales receipts                                       $  13,088    $  17,367    $ 37,378      $ 21,219    $  89,052
    Miscellaneous receipts                                     759          468          --            --        1,227
                                                         ---------    ---------    --------      --------    ---------
  Total available collections                               13,847       17,835      37,378        21,219       90,279


  Disbursements:
    Merchandise disbursements                                8,618        9,634       7,793         9,370       35,415
    Non-merchandise disbursements                           21,714       20,702      13,186        12,873       68,475
                                                         ---------    ---------    --------      --------    ---------
  Total disbursements                                       30,332       30,336      20,979        22,243      103,890
                                                         ---------    ---------    --------      --------    ---------

 Net receipts/(disbursements)                            $ (16,485)   $ (12,501)   $ 16,399      $ (1,024)   $ (13,611)
                                                         =========    =========    ========      ========    =========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 29, 2001 THROUGH FEBRUARY 25, 2001

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)

                                  ACTUAL          ACTUAL          ACTUAL         FORECAST        FORECAST        FORECAST
                                 01/28/01        02/25/01        03/04/01        04/01/01        04/29/01        05/27/01
                                 --------        --------        --------        --------        --------        --------
Ending total revolver balance    $141,748        $155,713        $157,198        $179,423        $218,393        $194,036
Term loan                          60,000          60,000          60,000          60,000          60,000          60,000
Standby letters of credit          24,934          23,895          23,895          23,895          23,895          23,895
Trade letters of credit            20,912          23,538          23,484          20,196          19,979          14,237
                                 --------        --------        --------        --------        --------        --------
Total extensions of credit        247,594         263,146         264,577         283,514         322,267         292,168

Borrowing base                    393,983         409,138         402,837         404,572         426,523         412,885
                                 --------        --------        --------        --------        --------        --------

Availability                     $146,389        $145,992        $138,260        $121,058        $104,256        $120,717
                                 ========        ========        ========        ========        ========        ========

MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 29, 2001 THROUGH FEBRUARY 25, 2001

4.  PAYMENTS TO PROFESSIONALS JANUARY 29, 2001 THROUGH FEBRUARY 25, 2001

     VENDOR #                                VENDOR NAME                       CHECK AMT.      CHECK DATE         CHECK #
---------------------------------------------------------------------------------------------------------------------------
      50995        Brann & Isaacson                                           $    440.47       01/29/01          50032368
      86237        Brusniak, Clement, Harrison & McCool, PC, Inc.             $    838.00       01/29/01          50032374
      101232       E & Y Capital Advisors, LLC                                $ 78,998.00       02/01/01          B0023949
      63078        Weil, Gotshal & Manges, LLP                                $    501.68       02/01/01          B0023950
      71217        Bass, Berry & Sims                                         $ 99,904.52       02/01/01          B0023951
      99391        Otterbourg, Steindler, Houston & Rosen, PC                 $ 96,768.98       02/01/01          B0023953
      99454        Harwell, Howard, Hyne, Gabbert & Manner, PC                $ 23,647.39       02/01/01          B0023954
      99104        Jay Alix & Associates                                      $101,802.93       02/01/01          B0023955
      98378        Skadden, Arps, Slate, Meagher & Flom                       $595,785.00       02/01/01          B0023956
      101625       DG Hart Associates, Inc.                                   $ 29,407.78       02/05/01          B0023998
      57117        Deloitte & Touche                                          $132,500.00       02/07/01          50033150
      101730       CBIZ Property Tax Solutions, Inc.                          $ 14,412.50       02/07/01          50033163
      99329        Aegis Property Tax Specialists                             $  4,625.81       02/07/01          50033211
      99329        Aegis Property Tax Specialists                             $ 15,112.50       02/07/01          50033212
      101606       Service Real Estate Venture                                $  1,143.59       02/09/01          B0024010
      101606       Service Real Estate Venture                                $344,957.94       02/09/01          B0024061
      57117        Deloitte & Touche                                          $ 26,572.00       02/14/01          50033785
      86237        Brusniak, Clement, Harrison & McCool, PC, Inc.             $    207.58       02/14/01          50033793
      99459        Robert L. Berger & Associates                              $ 75,357.33       02/16/01          B0024101


FORM OPR-1 AND 2         SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                               CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                       (DEBTOR-IN-POSSESSION)
                                       (DOLLARS IN THOUSANDS)


                                                             FEBRUARY 25,      JANUARY 28,
                                                                 2001              2001
                                                             ------------      -----------
ASSETS
Current Assets:
  Cash and cash equivalents                                    $ 27,927          $ 19,426
  Accounts receivable                                             5,802             5,641
  Inventories                                                   436,932           452,277
  Prepaid expenses and other assets                              12,919            17,564
                                                               --------          --------

  TOTAL CURRENT ASSETS                                          483,580           494,908
                                                               --------          --------

PROPERTY AND EQUIPMENT

  Owned assets, net of accumulated depreciation                 360,414           362,410
  Capitalized leases, net of accumulated amortization            11,945            12,138
                                                               --------          --------

            TOTAL PROPERTY AND EQUIPMENT                        372,359           374,548
                                                               --------          --------

  Other assets and deferred charges                              56,653            56,942
                                                               --------          --------

TOTAL ASSETS                                                   $912,592          $926,398
                                                               ========          ========


LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject to Compromise
Current Liabilities:

  Notes payable to banks                                       $155,713          $141,747
  Accounts payable                                               31,651            37,060
  Accrued expenses                                              135,634           151,114
  State & local sales tax                                         8,685             6,299
  Current maturities capitalized leases                              97                94
                                                               --------          --------


  TOTAL CURRENT LIABILITIES                                     331,780           336,314
                                                               --------          --------

FORM OPR-1 AND 2         SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                               CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                       (DEBTOR-IN-POSSESSION)
                                       (DOLLARS IN THOUSANDS)


Long-Term Liabilities:
  Long-term debt                                                $    60,000           $    60,000
  Capitalized lease obligations                                       2,380                 2,388

Liabilities Subject To Compromise:
  Accrued restructuring costs                                        42,182                42,188
  Capitalized lease obligations                                      21,651                21,968
  Long-term debt                                                    415,372               416,041
  Accounts payable                                                  197,901               197,839
  Accrued expenses                                                   69,983                69,115
                                                                -----------           -----------
  Total Liabilities Subject To Compromise                           747,089               747,151

  TOTAL LIABILITIES                                               1,141,249             1,145,853
                                                                -----------           -----------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
  Common stock                                                       49,936                49,936
  Additional paid-in-capital                                          5,881                 5,881
  Deferred compensation                                                (202)                 (212)
  Retained (deficit) earnings                                      (284,272)             (275,060)
                                                                -----------           -----------
       TOTAL SHAREHOLDERS' (DEFICIT) EQUITY                        (228,657)             (219,455)

  TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY          $   912,592           $   926,398
                                                                ===========           ===========

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 29, 2001 THROUGH FEBRUARY 25, 2001

SUMMARY OF ACCOUNTS RECEIVABLE
MONTH ENDED: 02/25/01
FORM OPR-3 NOT APPLICABLE

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 29, 2001 THROUGH FEBRUARY 25, 2001

SCHEDULE OF POST PETITION LIABILITIES
MONTH ENDED: 02/25/2001
FORM OPR-4
(DOLLARS IN THOUSANDS)

                                                   Total
                                                 ---------
Trade Accounts Payable (Merchandise)             $  31,651

                                                   Total
                                                 ---------
Expense & other payables                         $ 135,634

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 29, 2001 THROUGH FEBRUARY 25, 2001

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4
(DOLLARS IN THOUSANDS)

                                                            DATE            DATE          TOTAL
                TAXES PAYABLE                             INCURRED           DUE           DUE
                                                         ---------------------------------------
Federal income tax                                       **  Various       Various       $ 7,908

State income tax                                             Various       Various       $    (1)
                                                                                         -------

                                 SUBTOTAL                                                $ 7,907
                                                                                         -------


Sales/use tax                    SUBTOTAL                 *  Various       Various       $ 8,838
                                                                                         -------


Personal property tax                                     *  Various       Various       $ 1,706

Real estate taxes                                         *  Various       Various       $ 9,933

Inventory taxes                                           *  Various       Various       $    --

Gross receipts/bus licenses                               *  Various       Various       $    99

Franchise taxes                                           *  Various       Various       $   465
                                                                                         -------

                                 SUBTOTAL                                                $12,203
                                                                                         -------


                                                                                         -------
TOTAL TAXES PAYABLE                                                                      $28,948
                                                                                         =======

*   liability included in accrued expenses on OPR-2
**  tax reserve

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 29, 2001 THROUGH FEBRUARY 25, 2001

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4
(DOLLARS IN THOUSANDS)

                                                                 DATE                                 TOTAL DUE
                                                               INCURRED         DATE DUE          (2/25/01 BALANCE)
                                                               ----------------------------------------------------
POST PETITION SECURED DEBT
      Revolver borrowings                                      04/14/00         04/14/04              $ 155,713
      Facility standby letters of credit                       04/14/00         04/14/04                 23,895
      Facility trade letters of credit                         04/14/00         04/14/04                 23,538
      Term loans                                               04/14/00         04/14/04                 60,000
                                                                                                      ---------
TOTAL EXTENSIONS OF CREDIT                                                                            $ 263,146
                                                                                                      =========


ACCRUED INTEREST PAYABLE                                                                              $   1,025
                                                                                                      =========

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                             (DOLLARS IN THOUSANDS)

                                                                                       ACTIVITY
                                                                                   JANUARY 29, 2001
                                                                                        THROUGH
                                                                                   FEBRUARY 25, 2001
                                                                                   -----------------
Net Sales                                                                              $ 90,321

Costs of merchandise sold and buying and occupancy expense                               61,295
                                                                                       --------

Gross margin after cost of merchandise sold and buying and occupancy expenses            29,026

Selling, General and Administrative Expenses:
     Net Employment Expense                                                              13,183
     Net Advertising                                                                     11,291
     Banking and Other Fees                                                               1,313
     Real Estate and Other Taxes                                                          1,921
     Supplies                                                                               601
     Communication and Equipment                                                            327
     Travel                                                                                 291
     UCC and Other Services                                                                  93
     Legal and Professional                                                                 386
     Sales and Shipping                                                                      51
     Insurance                                                                              486
     Miscellaneous                                                                          (14)
     Credit Card Services                                                                   (41)
                                                                                       --------
Total Selling, General and Administrative Expenses                                       29,888

Other expense/(income), net                                                                 (13)

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                             (DOLLARS IN THOUSANDS)

Restructuring charge (credit)                                                                --

Depreciation and amortization                                                             3,221
                                                                                       --------

Earnings (loss) before interest, reorganization items, and income tax                    (4,070)

Interest expense - debt                                                                   2,917
Interest expense - capitalized leases                                                       272
                                                                                       --------

Earnings (loss) before reorganization items, and income tax                              (7,259)

Reorganization Items:

     Legal and Professional                                                               1,720
     Miscellaneous                                                                          165
     Loss (Gain) on Disposal of Assets                                                       68
     Close Store Charges                                                                     --
                                                                                       --------
     Total Reorganization Items                                                           1,953

Earnings (loss) before income tax                                                        (9,212)
     Income tax benefit                                                                      --
     Cumulative Effect of Change in Accounting Principles                                    --
                                                                                       --------

Net earnings (loss)                                                                    $ (9,212)
                                                                                       ========


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